UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2021

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

PACIFIC ETHANOL, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2021, Alto Ingredients, Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to change the Company’s corporate name from Pacific Ethanol, Inc. to Alto Ingredients, Inc., effective January 12, 2021. The Company’s new name will be reflected on The Nasdaq Capital Market (“Nasdaq”) on January 14, 2021. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

In connection with the name change, the board of directors of the Company also amended the Company’s amended and restated bylaws to reflect the corporate name Alto Ingredients, Inc., also effective January 12, 2021 (the “Second Amended and Restated Bylaws”). No other changes were made to the amended and restated bylaws. A copy of the Second Amended and Restated Bylaws reflecting the new name is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

The Company’s common stock, $0.001 par value per share (“Common Stock”), will continue to trade on Nasdaq under the ticker symbol “PEIX” until January 31, 2021. The Company expects that shares of its Common Stock will begin trading on Nasdaq under the new ticker symbol “ALTO” on February 1, 2021, at which time the Company will cease trading its Common Stock under the symbol “PEIX”. The new CUSIP numbers for the Company’s Common Stock and non-voting Common Stock are 021513 106 and 021513 205, respectively. Outstanding stock certificates for shares of the Company are not affected by the name change and will continue to be valid and need not be exchanged.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
3.1	Certificate of Amendment of Certificate of Incorporation effective January 12, 2021
3.2	Second Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2021	ALTO INGREDIENTS, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary

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